DISCONTINUED OPERATIONS (Summary of Assets and Liabilities from Discontinued Operations) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
CURRENT ASSETS:
Cash and cash equivalents		$ 30
Accounts receivable, net		104
Total current assets from discontinued operations		134
CURRENT LIABILITIES:
Accounts payable		97
Accrued expenses and other current liabilities		5
Total current liabilities from discontinued operations		$ 102